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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                               SEPTEMBER 10, 1999
                Date of report (Date of earliest event reported)


                            K-TEL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)




         MINNESOTA                    0-6664                   41-0946588
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)           Identification Number)



                            2605 FERNBROOK LANE NORTH
                            PLYMOUTH, MINNESOTA 55447
          (Address of Principal Executive Offices, including Zip Code)



                                 (612) 559-6800
              (Registrant's Telephone Number, including Area Code)


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ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS

         On September 10, 1999, K-tel International, Inc. (the "Company") sold its subsidiary in Finland, K-tel International (Finland) Oy, to Edel Music AG ("Edel") of Hamburg, Germany, for $6,350,000 in cash. K-tel International (Finland) Oy formerly served as a subsidiary in the Company's music segment which was responsible for the sale of music in Scandinavia. The purchase price was established through negotiations between the parties.

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  10.1 Sale and Purchase Agreement relating to K-tel International (Finland) Oy by and between K-tel International, Inc. and Edel Music AG, dated September 10, 1999.

                  10.2 Letter Agreement relating to K-tel International (Finland) Oy by and between K-tel International, Inc. and Edel Music AG, dated September 10, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on September 24, 1999.

                             K-TEL INTERNATIONAL, INC.



                             By:  /s/ Steven A. Kahn
                                ------------------------------------------------
                                      Steven A. Kahn
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION
------   -----------
10.1     Sale and Purchase Agreement relating to K-tel  International  (Finland)
         Oy by and between K-tel International, Inc. and Edel Music AG, dated
         September 10, 1999.

10.2 Letter Agreement relating to K-tel International (Finland) Oy by and between K-tel International, Inc. and Edel Music AG, dated
         September 10, 1999.


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